Exhibit 10.13

MARKETING, SALES, AND DISTRIBUTION AGREEMENT

This Marketing, Sales, and Distribution Agreement (the “Agreement”) is effective September 26, 2015 (the “Effective Date”) by and between SenesTech. Inc., a Nevada corporation with its headquarters located at 3140 N. Caden Court, Suite 1, Flagstaff, AZ 86004, referred to herein as “SenesTech,” and NeoVenta Solutions. Inc., a California corporation with its principal office located at 461 S. Milpitas Blvd.. Suite 1, Milpitas. CA 95035, referred to herein as “NeoVenta.”

RECITALS

A.           SenesTech is a biotech research & development and manufacturing company that has developed an innovative technology for controlling animal populations through fertility control and has developed and patented species-specific compounds for animal population control by targeting the ability to reproduce. SenesTech’s current product for rodent population control is intended to be marketed under the trade name “ContraPest”. ContraPest, and any trademark variants or successor products thereto, shall be referred to as the “Products”.

B.           NeoVenta has the resources, ability, interest, and willingness to market, sell, and distribute the Product in the Territory. For purposes of this Agreement, the “Territory” shall be defined as the countries: India, Afghanistan, Bangladesh, Bhutan, Maldives, Nepal, Pakistan, Sri Lanka, Brunei, Myanmar, Cambodia, East Timor, Indonesia, Laos, Malaysia, the Philippines, Singapore, Thailand and Vietnam.

C.           SenesTech is interested in expanding the marketing, sales, and distribution of Products beyond the U.S. market into the Territory.

D.           NeoVenta and SenesTech (the “Parties”) desire to enter into this Agreement for the marketing and sale of the Products within the Territory.

In consideration of their mutual covenants set forth in this Agreement, the Parties agree as follows:

SECTION ONE

PROMOTION OF SALE

A.           Granted Countries: In order to be granted marketing rights within a country in the Territory, (each a “Granted Country”) NeoVenta must first propose a plan (a “Plan”) for the Granted Country, which shall include a forecast of revenue potential within the Granted Country, as well as a proposal for minimum commitments or a minimum threshold of revenue in order to retain exclusive rights to that country, as well as a budget for any costs related to obtaining the necessary certification within the Granted Country. Following receipt of the Plan, SenesTech will have thirty (30) days to accept or reject the Plan, provided that the Plans for the initial eight (8) Granted Countries listed on Appendix A are hereby approved and agreed upon by NeoVenta and SenesTech. Acceptance of any Plan shall not be unreasonably withheld. Upon acceptance, NeoVenta will be granted exclusive marketing rights within the Granted Country, and the Granted Country shall be added to Appendix A, if the Plan is not accepted, any such country shall not be deemed a Granted Country. NeoVenta will not have marketing rights to any country in the Territory that is not a Granted Country.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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B.           Minimum Commitments: To the extent that the Plan for a Granted Country includes a minimum commitment, and such minimum commitment is not achieved within the specified time period, NeoVenta will be required to purchase from SenesTech an amount necessary to reach the minimum commitment within 60 days of the end of period in question. Failure to purchase any minimum commitment will be deemed a material breach of this agreement and will result in such Granted Country being removed from Appendix A and ceasing to be treated as a Granted Country. So long as good faith efforts are made to market within a given Granted Country, deficiencies in meeting minimum commitments in said Granted Country may be made up by purchases in another Granted Country in excess of its minimum commitment.

C.           Minimum Threshold: To the extent that the Plan for a Granted Country includes a minimum threshold, and such minimum threshold is not achieved within the specified time period, will result in the termination of NeoVenta’s exclusive rights to market in such Granted Country, but will not result in the termination of NeoVenta’s rights to market in such Granted Country on a non-exclusive basis.

D.           Additional Products: NeoVenta shall have an option to propose a revised Plan for any new SenesTech products, technologies and/or accessories that are designed, manufactured or sold by SenesTech other than the Products.

E.           Right of First Refusal: In the event that SenesTech receives a proposal from a third party that is acceptable to SenesTech for the marketing and sale of any Product in a country that is not a Granted Country in the Territory, SenesTech will give NeoVenta thirty (30) days’ written notice of said proposal, including the terms of the proposal. NeoVenta may accept the terms of the proposal in place of the third party, propose a competing Plan for such country, develop a Plan with the third party, or agree to removal of the country from the Territory. SenesTech will not, directly or indirectly, solicit proposals from third parties for the marketing, sale, or distribution of the Products in the Territory during the term of this Agreement.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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F.           Changes to the Territory: Any country may be added to, or removed from the Territory if mutually agreed to by the Parties in writing.

SECTION TWO

COVENANTS OF NEOVENTA

A.           NeoVenta. its Affiliates shall:

1.          At all times conduct its business in a manner as will reflect favorably on SenesTech and the Products, and will not engage in any deceptive, misleading, illegal or unethical business practices.

2.          Use, handle, store, transport, and dispose of the Products in such a manner as identified by the documentation accompanying the Products, including but not limited to, labels, manuals, and safety data sheets (the “Documentation”), or as otherwise instructed in writing by SenesTech;

3.          Be solely responsible for instructing and training NeoVenta’s employees and independent contractors in complying with the safety procedures set forth in the Documentation and SenesTech’s standards or as otherwise instructed in writing by SenesTech and ensuring that they are adequately trained to handle situations arising from the use, handling, storage, transportation, and disposal of the Product;

4.          Only sell the Products in a form and packaging as approved by SenesTech;

5.          Not (i) change, modify, or alter the composition, character or formulation of any of the Products after the delivery thereof to NeoVenta, (ii) change, modify, or alter any Documentation provided to NeoVenta; or (iii) unless otherwise directed to do so by SenesTech in writing, change, modify, or alter any labels appearing on, or re-label, any of the Products;

6.          Promptly share any reports of consumer dissatisfaction, adverse events, and/or adverse health effects with SenesTech that NeoVenta becomes aware of;

7.          Keep accurate, complete, and up-to-date books, records and accounts consistent with good industry practices, of all transactions relating to the Products and NeoVenta’s obligations under this Agreement;

8.          Not make any warranties, representations, or other statements regarding the Products or their use that are inconsistent with the Documentation, or any statements that are inconsistent or do not comply with the requirements of the United States Environmental Protection Agency (“EPA”) or any other governmental requirements, laws, and/or regulations;

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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9.          Not directly or indirectly (i) solicit or make sales of the Products to a customer outside the Territory or (ii) sell to a customer who NeoVenta knows or has reason to believe is purchasing or taking delivery of the Products for resale outside of the Territory;

10.         Not design, manufacture, or market, nor will NeoVenta act as a representative or distributor for, any products that compete with the Products.

11.         Only sell and market the Products in compliance with all applicable laws and regulations

B.           NeoVenta represents and warrants that it is aware of and understands the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and covenants that NeoVenta and anyone for whose acts or defaults NeoVenta may be liable or anyone acting on behalf of any of them, in the course of their actions related to this Agreement, will not take any actions that could violate any provision of the FCPA or any other applicable anti-bribery or anti-corruption laws.

C.           NeoVenta will pursue on behalf of SenesTech any certification process that may be required to sell the Products in the Territory. All and any product certification(s) shall be obtained in the name of SenesTech only and shall belong to SenesTech exclusively. SenesTech will pay to NeoVenta for the authorized cost incurred by NeoVenta to pursue the certification as approved by SenesTech. Invoice amounts for reimbursement of total certification cost to be offset by sales and require prior approval from SenesTech. The approved costs will be repaid in form of credit on the purchases of the Products by NeoVenta from SenesTech for sale in the Territory on an amortized basis as per the amortization table in Appendix B. The amortization period shall be equal to or less than the length of the validity of the acquired certification. If NeoVenta is unable to purchase enough Product to cover the amount due during an amortization period, the balance amount shall be rolled over to the next period.

D.           For purposes of this Agreement, the term “Affiliates” shall mean any entity controlling or controlled by or under common control with either Party, where “control” is defined as the ownership of more than 50% of the equity or other voting interests of such party.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION THREE

EXCLUSIVE RIGHTS

A.           Exclusive Rights to Market and Sale. SenesTech will make no direct or indirect sales of the Products within any Granted Country In which NeoVenta has, at that time, an exclusive right to distribute the product. NeoVenta shall have the exclusive right to market, sell and distribute the Products in the Granted Countries, subject to the provisions of Section One, above. NeoVenta shall have the right to subcontract its rights to market and sell Products to third parties within the Territory, subject to qualification criteria to be mutually developed and notification to SenesTech of such action, provided that any such subcontractor shall be bound by the terms of this Agreement, including without limitation the covenants regarding manner of sale set forth in Section Two Paragraphs A and B. and the provisions regarding ownership of intellectual property and confidentiality contained in Paragraph B of this Section Three and Section Fifteen, respectively. SenesTech shall be the intended third party beneficiary of any such subcontract.

B.           Ownership and Reservation of Rights. All worldwide intellectual property rights in and to the Product and Product-related Documentation shall remain the exclusive property of SenesTech. All rights not expressly granted are reserved to SenesTech. NeoVenta agrees that it will not, and will not authorize others to, remove or modify any copyright, patent, or other proprietary labels or markings on the Products, Documentation, or packaging provided by SenesTech.

C.           Global Partner Preference. Should SenesTech enter into a global service and distribution partnership with a third party, NeoVenta agrees to consider such third party as a partner.

SECTION FOUR

ASSISTANCE IN SALES

A.           SenesTech will supply to NeoVenta advertising materials, price lists and technical assistance when required. SenesTech will provide to NeoVenta appropriate and reasonable personnel, presentation material, results of test reports, testimonials, and limited samples of Products for testing, proof of concept and validation studies that may be required by NeoVenta for meetings, studies and presentations to potential customers or to governmental agencies for certification purposes. NeoVenta shall pay or reimburse SenesTech for any (i) samples, (ii) reasonable travel and lodging expenses related to training (but no training fees), and (iii) technical services requested or provided.

B.           SenesTech will undertake to make reasonable purchase offers and quantity discounts available to NeoVenta to stimulate sales on a case by case basis.

C.           SenesTech may, from time to time, send representatives to consult with NeoVenta and its sales agents with respect to increasing the market for the Products.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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D.           SenesTech shall provide detailed documentation for the implementation and application of the Products, and Material Safety Data Sheet (“MSDS”) documents for the Products.

E.           SenesTech grants NeoVenta a non-exclusive license to use SenesTech’s trademarks, trade names, and logos in compliance with any guidelines given by SenesTech, in connection with the distribution, marketing, promotion, and sale of the Products within the Territory.

F.           SenesTech shall reflect on its website and any other marketing materials that NeoVenta is a distributor of the Products in the Territory.

G.           When requested by NeoVenta, SenesTech shall assist NeoVenta in modifying or creating any documentation similar to MSDS documents for a specific customer or country in the Territory.

SECTION FIVE

ORDERS

A.           During the first two years of the term of this Agreement, the price charged by SenesTech to NeoVenta for the Product shall be equal to xxxx of the gross sales of NeoVenta and its Affiliates in the Territory, provided that SenesTech will not be obligated to provide any Product below its demonstrated cost. This sum will be paid by NeoVenta to SenesTech within sixty (60) days following delivery of the Product to the address included in the applicable order. SenesTech shall provide a description of its demonstrated cost on or before the date of the commencement of the Initial Term.

B.           After the first two years, SenesTech shall sell to NeoVenta, at the lowest prices that SenesTech sells the Production similar quantities and terms (the “MFN Price”), such quantities of the Product which NeoVenta may order from it. provided that any temporary special pricing arrangements pursuant to Section Four Paragraph B. offered to NeoVenta or any other foreign distributor, shall not be taken into account in determining the MFN Price, and provided further that, that SenesTech reserves the right to sell less than the total quantities ordered by NeoVenta if SenesTech’s international manufacturing capacity is unable to meet the demands of all its distributors. NeoVenta’s orders shall be filled prior to the orders of any other foreign distributors in the Territory.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION SIX

EXCUSABLE DELAY

Neither party to this Agreement shall be liable to the other for any loss, cost, or damages arising out of, or resulting from, any failure to perform in accordance with the terms of this Agreement, where such failure shall be beyond the reasonable control of such party, including, but not be limited to, acts of God, strikes, lockouts, or other industrial disturbances, wars, whether declared or undeclared, blockades, insurrections, riots, governmental action, explosions, fire, floods, or any other cause not within the reasonable control of either party.

SECTION SEVEN

RESALE PRICES

NeoVenta may set its own resale prices. The Parties will work closely to arrive at a pricing formula for the Territory, each country within the Territory and the types of customers within the Territory.

SECTION EIGHT

SHIPPING

Unless otherwise specified in an order, SenesTech will arrange for shipment of the Products, packaged as per industry standard practice, and will provide the Products DAP (the location set forth in each applicable order) (as defined in Incoterms 2010). Delivery to NeoVenta shall occur and title and risk of loss shall pass to NeoVenta upon SenesTech’s delivery to the carrier. Costs for the shipment of the Products to NeoVenta shall be paid by NeoVenta unless otherwise agreed to, in writing, by the Parties.

SECTION NINE
PARTY NOT AGENT

For purposes of this Agreement, neither Party is an agent of the other Party and has no power, either express or implied, to bind the other Party in any manner.

SECTION TEN
TERM

This Agreement shall commence from the earlier of (i) obtaining the required certifications for ContraPest or any Products to be saleable in any of the countries in the Territory, or (ii) six months after approval of ContraPest or any other Products by the U.S. Environmental Protection Agency (EPA), and shall continue for a period of five (5) years thereafter, unless earlier terminated as provided herein (the “Initial Term”).

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION ELEVEN
RENEWAL OF AGREEMENT

This Agreement shall renew automatically for one five year period. Thereafter, this Agreement shall renew for successive one year periods (each a “Renewal Term”) unless written notification of intent not to renew is provided by either party to the other not less than sixty (60) days prior to the beginning of any Renewal Term.

SECTION TWELVE
TERMINATION

A.           Either party may terminate this Agreement if the other party commits a material breach of this Agreement and such breach remains uncured for thirty (30) days after written notice of such breach is delivered to the other party (or if more than 30 days shall be reasonably required because of the nature of the default, if the defaulting party shall fail to proceed diligently to cure such default after such notice, provided that in no case shall a breach that could be cured by a cash payment be deemed to require more than thirty (30) days). Either party may also terminate this Agreement if the other party makes an assignment for the benefit of creditors, or if any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law is initiated by the other party, or is initiated against it and not dismissed within thirty (30) days, or if the other party ceases to be actively engaged in business.

B.           Obligations upon Termination. Upon termination or expiration of this Agreement for any reason:

1.          All licenses granted herein and rights to use the Trademarks granted to NeoVenta shall terminate upon the earlier of (i) NeoVenta’s depletion of NeoVenta’s Product inventory or (ii) the expiration of all Products (or expiration of a component of all Product bundles) in NeoVenta’s remaining Product inventory;

2.          Each party shall return the Confidential Information of the other party or, at the request of the disclosing party, the receiving party shall destroy all Confidential Information in its possession. The receiving party shall provide the disclosing party with a signed written statement by an officer of receiving party certifying that receiving party has returned to disclosing party all such items and/or destroyed all such items; and

C.           Survival of Obligations. The following sections will survive the termination of this Agreement: Sections Two (as to remaining inventory),Three B, Twelve C., Thirteen D., Fourteen, Fifteen, Sixteen, Seventeen, Nineteen, Twenty, Twenty-One, Twenty-Two, Twenty-Three, Twenty-Four and Twenty-Five.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION THIRTEEN
WARRANTIES

A.           Mutual Warranties. Each Party represents and warrants as to itself that: (a) it has the authority to enter into and perform the duties and obligations described in this Agreement; and (b) the performance of the obligations and duties described in this Agreement does not conflict with any other agreement to which it is a party.

B.           SenesTech Warranties. SenesTech expects to provide a limited warranty directly to the End User in the form of its standard End User warranty, which may be updated from time to time, a copy of which will be provided to NeoVenta when developed. NeoVenta shall process warranty replacements or returns on behalf of its End Users with all replacements or returns being made in accordance with SenesTech’s standard warranty and refund procedures then in place. If SenesTech elects not to replace the non-conforming Product and instead elects to provide a refund to an End User, NeoVenta shall provide a full refund of the End User’s purchase price of the Product to the End User and SenesTech shall provide a full refund of NeoVenta’s purchase price of the Product to NeoVenta. The foregoing shall be SenesTech’s sole and exclusive obligation relating to the warranty set forth in this Section Fourteen. The term “End User” shall mean any person or entity that purchases the Products hereunder for his. her, or its own use and not for resale.

C.           NeoVenta Warranties. NeoVenta represents and warrants that (i) NeoVenta is a commercial retailer or governmental or other non-commercial agency and (ii) NeoVenta has and will maintain the required business knowledge and experience to perform its duties and obligations under this Agreement.

D.           Disclaimer of Warranties. THE FOREGOING WARRANTIES ARE THE SOLE WARRANTIES RELATED IN ANY MANNER TO THIS AGREEMENT AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO. THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. COMPANY DOES NOT WARRANT THAT USE OF THE PRODUCTS WILL ACHIEVE THE RESULTS INTENDED BY ANY END USER. EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION FOURTEEN PARAGRAPH B.           THE PRODUCTS ARE PROVIDED ON AN “AS IS” BASIS.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION FOURTEEN
CONFIDENTIALITY

A.           “Confidential Information” means non-public data or information owned or possessed by either party and (i) marked or clearly designated in writing by the disclosing party (“Discloser”) prior to disclosure to the receiving party (“Recipient”), (ii) if disclosed orally or visually, then identified as confidential and proprietary prior to disclosure and summarized in a signed writing delivered to the Recipient within thirty (30) days of disclosure or (iii) is reasonably understood as and usually held to be, confidential or proprietary; including, without limitation, engineering data, business and marketing plans, financial data, sales forecasts, computer programs, source code, algorithms, know-how, methodology, trade secrets, formulas, processes, ideas, inventions (whether patentable or not), schematics, and other non-public information concerning a party’s current or future products or services.

B.           Non-Disclosure/Non-Use. Each Recipient shall protect and keep confidential all Confidential Information disclosed by the Discloser and shall not disclose such Confidential Information to anyone except for employees and subcontractors of the Recipient, all of whom (i) shall have a need to know such information for the purpose of performing the Recipient’s obligations or enjoying its rights under this Agreement and (ii) shall bound by confidentiality obligations at least as restrictive as the confidentiality provisions in this Agreement. In no event shall the Recipient use the Discloser’s Confidential Information for any use other than performing the Recipient’s obligations under this Agreement. Upon request of the Discloser. the Recipient shall return or destroy the Confidential Information of the Discloser and all copies thereof. Each Recipient shall use at least the same level of care with respect to maintaining the confidentiality of the Discloser’s Confidential Information that it uses with respect to its own confidential information of a similar nature, but in no event less than a reasonable degree of care. No Recipient shall be deemed in breach of this Section Fourteen Paragraph B based on its disclosure or production of the Discloser’s Confidential Information in compliance with applicable law or a court order, and each Recipient shall, to the extent permitted under applicable law or court order, give the Discloser reasonable notice of any such required disclosure or production and an opportunity to attempt to preclude or limit the extent of such disclosure or production. Neither Discloser nor Recipient shall be deemed in breach of this Section Fifteen B based on its disclosure of this Agreement to its attorneys, accountants or other advisors, or subject to customary confidentiality arrangements any other party in connection with any contemplated or actual financing, business combination or sale or other strategic transaction.

C.           Exceptions. The obligations of confidentiality hereunder shall not apply to any information which: (i) was previously known to the Recipient; (ii) is or becomes publicly available, through no fault of the Recipient; (iii) is disclosed to the Recipient by a third party without obligation of confidentiality; (iv) is independently developed by the Recipient without reference to the Discloser’s Confidential Information; or (v) is required to be disclosed by a lawful order from any court or anybody empowered to issue such an order; provided that the Recipient shall notify the Discloser promptly of the receipt of any such order, and provide the Discloser with a copy of such order so that the Discloser may seek a protective order or other appropriate relief. In the event that such protective order is not obtained. Recipient shall disclose only that portion of the Confidential Information that its counsel advises that it is legally required to disclose.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION FIFTEEN
INDEMNIFICATION

A.           SenesTech Indemnity. SenesTech shall indemnify, defend and hold harmless NeoVenta from and against any and all claims, demands, actions, liabilities, settlements, judgments, fees, losses, expenses, costs (including reasonable attorneys’ fees, costs of investigation and all costs and fees associated with the defense or settlement of such claims) which result from: (a) the gross negligence, willful misconduct, violation of law or the dissemination (through written means) of false or misleading information by or on the part of SenesTech (and/or any SenesTech employee), or (b) any breach by SenesTech of the warranties, representations, covenants and/or other provisions set forth in this Agreement. Upon written notification to SenesTech by NeoVenta of any third party claim or action in which it is alleged that NeoVenta’s use or resale of any Products infringes any United States patent, copyright or trademark, SenesTech shall immediately take control of the settlement of such claim and the defense of any litigation resulting therefrom and shall indemnify and hold NeoVenta harmless from any expenses, damages, or costs of such settlement and defense and any judgment resulting therefrom.

B.           NeoVenta Indemnity. NeoVenta shall indemnify, defend and hold harmless SenesTech from and against any and all claims, demands, actions, liabilities, settlements, judgments, fees, losses, expenses, costs (including reasonable attorneys’ fees, costs of investigation and all costs and fees associated with the defense or settlement of such claims) which result from: (a) the gross negligence, willful misconduct, violation of law or the dissemination (through written means) of false or misleading information by or on the part of NeoVenta (and/or any NeoVenta employee), (b) any breach by NeoVenta of the warranties, representations, covenants and/or other provisions set forth in this Agreement or (c) the acts, defaults and negligence of any subcontractor, or any personnel of each of their subcontractors.

C.           Conditions of Indemnity. The rights of a party seeking indemnification (the “Indemnified Party”) under this Section Fifteen shall be conditioned upon (i) the Indemnified Party notifying the other party (the “Indemnifying Party”) promptly of the claim or action for which indemnification is sought and (ii) the Indemnified Party’s full cooperation with the Indemnifying Party in the settlement or defense of such claim or action at no cost to the Indemnifying Party (except for reasonable out-of-pocket traveling expenses). An Indemnified Party may participate in the defense of any indemnified matter through counsel of its own choice and at its own expense provided that the Indemnifying Party shall remain in, and responsible for, control of the matter. Notwithstanding the foregoing, the Indemnified Party’s failure to give timely written notice in accordance with this provision shall only disqualify such party from indemnification if and to the extent that such failure results in a material prejudice to the defense of the action.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION SIXTEEN
GOVERNING LAW

The Parties agree that this Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware.

SECTION SEVENTEEN
ARBITRATION OF DISPUTES

All disputes, claims, and questions regarding the rights and obligations of the Parties under the terms of this Agreement are subject to arbitration. Either party may make a demand for arbitration by filing such demand in writing with the other party. Subsequently, arbitration shall be conducted by three arbitrators acting under the rules of commercial arbitration of the American Arbitration Association.

SECTION EIGHTEEN
ASSIGNMENT

Neither party may assign its rights in this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

SECTION NINETEEN
NOTICE

All notices required or permitted under this Agreement shall be given in writing, addressed to NeoVenta at its last known address in the United States, and to SenesTech at 3140 N. Caden Court, Suite 1, in the City of Flagstaff. County of Coconino, State of Arizona.

SECTION TWENTY
ATTORNEY’S FEES

In the event that any action is filed in relation to this Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all the sums that either party may be called on to pay, a reasonable sum for the attorney’s fees of the successful party.

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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SECTION TWENTY-ONE
EFFECT OF PARTIAL INVALIDITY

The invalidity of any part of this Agreement will not and shall not be deemed to affect the validity of any other part. In the event that any provision of this Agreement is held to be invalid, the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

SECTION TWENTY-TWO
ENTIRE AGREEMENT; LANGUAGE

This Agreement shall constitute the entire agreement between the Parties. Any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding on either party except to the extent expressly set forth in this Agreement. This Agreement is in the English language only, which language is controlling in all respects, and all version of this Agreement in any other language are for accommodation only and are not binding upon the parties. All formal notices made or given pursuant to this Agreement must be in the controlling language.

SECTION TWENTY-THREE
MODIFICATION OF AGREEMENT

Any modification of this Agreement or additional obligation assumed by either party in connection with this Agreement shall be binding only if evidenced in a writing signed by each party or an authorized representative of each party.

SECTION TWENTY-FOUR
COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

SECTION TWENTY-FIVE
HEADINGS

The titles to the sections of this Agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Agreement.

[Signature Page Follows]

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Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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In Witness Whereof, each party to this Agreement has caused it to be executed as of the Effective Date.

SENESTECH, INC.

/s/ Thomas F. Ziemba
By: Thomas F. Ziemba
Its: CEO

NEOVENTA SOLUTIONS, INC.

/s/ Janjeet S. Kapoor
By: Janjeet S. Kapoor
Its: (Chairman)

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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Appendix A

Granted Countries within the Territory

Bangladesh

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

India

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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Indonesia

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

Malaysia

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

16

Nepal

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

Singapore

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

17

Sri Lanka

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

Thailand

	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue Potential
Minimum Commitment	xxxx	xxxx	xxxx	xxxx	xxxx
Threshold for Retaining Exclusivity	0	0	0	0	0

Either a Minimum Commitment or an Exclusivity Threshold or both will be proposed for each country.

Years 6-10:

Sales to increase by not less than 20% of prior year minimum commitment until annual sales for the country reach xxxx

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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Appendix b:

Amortization Chart for payment by SenesTech of

Certification and Related Costs to NeoVenta

The Amortization period and the amount to be credited towards purchases by NeoVenta will be a factor of Product certification cost and the validity period of the certificate obtained. This can be explained by following possible scenarios –

Scenario 1: If the Product certification and associated costs are less than $250,000, 100% of the amount shall be credited against the purchases made in 12 months from the date of certification.

Scenario 2: If the Product certification and associated costs are $250,000 or more, and the validity of the obtained certificate is less than four (4) years, the repayment amount by SenesTech will be amortized as follows:

Credited against the purchases made during months Year-1 - 50%

Balance amount to be credited equally in the balance validity period of the obtained certificate, (to explain, if the certificate is valid for 3 years, then 25% in each of Year-2 and 3. If obtained certificate is valid for one-year, then 100% in Year-1.)

Scenario 3: If the Product certification and associated costs are more than $250,000, and the validity of the obtained certificate is four (4) years or more, the repayment amount by SenesTech will be amortized as follows:

Credited against the purchases made during months Year-1 - 35%

Credited against the purchases made during months Year-2 - 25%

Credited against the purchases made during months Year-3 - 25%

Credited against the purchases made during months Year-4 - 15%

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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		Percentage of amount to be credited
Product Certification and associated costs	Certificate validity period	Year-1	Year-2	Year-3	Year-4
Less than or equal to $250,000	Not applicable	100%
More than $250,000	1-year	100%
More than $250,000	Less than 4-years	50%	To be equally divided in the balance validity period
More than $250,000	More than 4-years	35%	25%	25%	10%

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

20

Appendix C:

SenesTech Qualification Criteria for Distributors. Resellers and
Implementation Partners in the Territory

[To be mutually developed later.]

________________________

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as “xxxx”. A complete version of this agreement has been submitted separately to the Securities and Exchange Commission.

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